Subsequent Events	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	SUBSEQUENT EVENTS
A.    Recent financing activities
During the period from July 1 to August 28, 2025, PEMEX carried out the following financing activity:

•On August 18, 2025, PEMEX entered into a securities lending transaction with a Luxembourg special purpose vehicle, Eagle Funding LuxCo S.à r.l., a private limited liability company (société à responsabilité limitée) organized and existing under the laws of the Grand Duchy of Luxembourg, acting in respect of its compartment “EFL Compartment I” (“EFL I”). Pursuant to such securities lending transaction, PEMEX received U.S. Treasury Securities (the “Eligible Assets”) in exchange for a fee payable to EFL I. PEMEX then entered into a 5-year repurchase transaction with three international financial banks pursuant to which it sold the Eligible Assets for approximately U.S.$11.4 billion. Pursuant to the repurchase transaction, PEMEX is required to repurchase the Eligible Assets in 10 semi-annual instalments starting in 2026 and ending in 2030, and will receive a corresponding amount of Eligible Assets upon each instalment payment, which PEMEX will in turn deliver (or cause the international financial banks to deliver) to EFL I pursuant to the terms of the securities lending transaction. In addition, PEMEX will pay a price differential to the participating banks semi-annually (until maturity of the repurchase transaction), net of any income such banks receive pursuant to the Eligible Assets. PEMEX does not have control and does not retain substantially all the risks and rewards of the Eligible Assets, accordingly PEMEX will not recognize assets or liabilities from the lending transaction, and will recognize cash received from the repurchase transaction as debt.
As of June 30, 2025, the outstanding amount under the PMI Trading revolving credit line was U.S.$146,314. Between July 1 to August 22, 2025, PMI Trading obtained U.S.$60,000 from its revolving credit line. As of August 22, 2025, the outstanding amount under this revolving credit line was U.S.$206,314. The available amount under this revolving credit lines was U.S.$23,686 as of August 22, 2025.
As of August 28, 2025, PEMEX had U.S.$5,738,000 and Ps.20,500,000 in available credit lines in order to provide liquidity, of which U.S.$4,048,000 and Ps.20,500,000 are available.
B.    Exchange rates and crude oil prices
As of August 28, 2025, the Mexican peso-U.S. dollar exchange rate was Ps. 18.6843 per U.S. dollar, which represents a 1.1% appreciation of the value of the peso in U.S. dollar terms as compared to the exchange rate as of June 30, 2025, which was Ps. 18.8928 per U.S. dollar. This decrease in U.S. dollar exchange rate, has led to an estimated gain of Ps.18,166,523 in PEMEX’s foreign exchange gains as of August 28, 2025.
As of August 28, 2025, the weighted average price of the crude oil exported by PEMEX was U.S.$63.13 per barrel. This represents a price increase of approximately 3.3% as compared to the average price as of June 30, 2025, which was U.S.$61.11 per barrel.
C.    Contributions from the Mexican Government
During the period from July 1 to August 28, 2025, the Mexican Government made contributions to Petróleos Mexicanos through the Ministry of Energy in the amount of Ps.24,954,819 to strengthen its financial position.

Date	Strengthening of financial position
July 1,	Ps.	5,256,579
July 22,	10,511,768
August 11,	3,548,535
August 25, (1)	5,637,936
Total	Ps.	24,954,819
(1) Includes financing to the Waste utilization project at the Miguel Hidalgo and Salina Cruz refineries.
D.     Strategic Plan 2025-2035

On August 5, 2025, PEMEX presented its Plan Estratégico 2025–2035 (the “Strategic Plan”), a ten-year roadmap grounded in the principles of energy sovereignty, security and sustainable development, that aims to restore and enhance its operational, financial and institutional conditions in line with Mexico’s national energy policy. The Strategic Plan is structured along two general strategies:

•Operational strategy: aims to boost production across hydrocarbons, petrochemicals and fertilizers while reducing greenhouse gas (GHG) emissions and reinforcing social responsibility.

•Capitalization and financing strategy: aims to strengthen our financial stability through capital structure optimization, debt reduction and restructuring, cost reduction and sustainable financing.

The Strategic Plan’s operational strategy aims to increase production levels of crude oil and natural gas, with the goal of producing 1.8 million barrels per day of crude oil and 5 billion cubic feet per day of natural gas by 2028. To achieve these objectives, PEMEX’s operational strategy contemplates plans to drill new exploration wells, undertake seismic studies across a wide acreage and seek to add an estimated two billion barrels of proved reserves. The Strategic Plan emphasizes optimizing existing infrastructure to increase production, including at the Dos Bocas and Deer Park refineries, coking projects in Tula and Salina Cruz, and petrochemical facilities in Cosoleacaque, Morelos, Cangrejera, Independencia and Escolín. The Strategic Plan also includes initiatives to restore fertilizer and ammonia production and develop new capacity through partnerships, such as the planned Escolín urea complex. Finally, the operational strategy prioritizes projects that enhance energy efficiency and reduce greenhouse gas emissions through cogeneration facilities and new technologies, and emphasizes the importance of diversifying into operations in emerging sectors, including solar, wind, geothermal, hydrogen, biofuels and lithium extraction.

PEMEX’s capitalization and financing strategy prioritizes (i) refinancing of existing market and bank debt to improve maturity profiles and reduce financing costs, (ii) addressing and progressively reducing commercial debt owed to suppliers and contractors, (iii) simplifying the applicable fiscal regime to strengthen cash flow generation, (iv) enhancing efficiency in the management of budgetary resources and (v) maintaining strict operational and financial discipline. The Strategic Plan also provides for the use of private-sector co-investment schemes in upstream, petrochemical, cogeneration, fertilizers, and energy transition projects, structured with clear risk and benefit-sharing mechanisms. The Strategic Plan aims to reduce consolidated financial debt from approximately U.S.$99 billion to U.S.$89 billion by year-end 2025, and to further reduce debt levels to approximately U.S.$77 billion by 2030.

The Strategic Plan underscores that, while PEMEX may continue to benefit from support from the Mexican Government, particularly through a simplified fiscal regime and targeted capital contribution, the measures contained therein are designed to strengthen PEMEX’s balance sheet, reduce reliance on federal contributions and ensure sufficient financial flexibility to support productive investment and Mexico’s broader energy policy objectives.